                                                                   EXHIBIT 10.42

                                                                       EXECUTION
                                                                     COUNTERPART


--------------------------------------------------------------------------------


                                CREDIT AGREEMENT


                                  $500,000,000


                         dated as of February 20, 1998

                                     among


                              PANAMSAT CORPORATION
                                  as Borrower


                                CERTAIN LENDERS


             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                           as Co-Documentation Agents


                            THE CHASE MANHATTAN BANK
                           CREDIT SUISSE FIRST BOSTON
                       THE FIRST NATIONAL BANK OF CHICAGO
                           NATIONSBANK OF TEXAS, N.A.
                                  as Co-Agents


                                      and


                               CITICORP USA, INC.
                            as Administrative Agent


-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

          This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.


                                                                      Page
                                                                      ----
ARTICLE I

     Section 1.01.  Certain Defined Terms................................1
     Section 1.02.  Computation of Time Periods.........................19
     Section 1.03.  Accounting Terms....................................19

ARTICLE II

     Section 2.01.  The Advances........................................20
     Section 2.02.  Making the Advances.................................20
     Section 2.03.  Repayment...........................................22
     Section 2.04.  Termination or Reduction of the
          Commitments...................................................22
     Section 2.05.  Prepayments, Etc....................................23
     Section 2.06.  Interest............................................23
     Section 2.07.  Fees................................................24
     Section 2.08.  Conversion and Continuation of Advances.............24
     Section 2.09.  Increased Costs, Illegality, Etc....................26
     Section 2.10.  Payments and Computations...........................28
     Section 2.11.  Taxes...............................................30
     Section 2.12.  Sharing of Payments, Etc............................33
     Section 2.13.  Use of Proceeds.....................................33

ARTICLE III

     Section 3.01.  Effective Date......................................33
     Section 3.02.  Conditions Precedent to Each Borrowing..............35
     Section 3.03.  Existing Credit Agreement...........................35

                                   ARTICLE IV

     Section 4.01.  Representations and Warranties of the Borrower......36

                                   ARTICLE V

     Section 5.01.  Affirmative Covenants...............................39
     Section 5.02.  Negative Covenants..................................41
     Section 5.03.  Reporting Requirements..............................43
     Section 5.04.  Financial Covenants.................................44

                                   ARTICLE VI

     Section 6.01.  Events of Default...................................45

                                      (i)

                                  ARTICLE VII

     Section 7.01.  Authorization and Action............................48
     Section 7.02.  Administrative Agent's Reliance, Etc................48
     Section 7.03.  CUSA and Affiliates.................................49
     Section 7.04.  Lender Credit Decision..............................49
     Section 7.05.  Indemnification.....................................49
     Section 7.06.  Successor Administrative Agent......................50

                                  ARTICLE VIII

     Section 8.01.  Amendments, Consents, Etc...........................51
     Section 8.02.  Notices, Etc........................................51
     Section 8.03.  No Waiver; Remedies.................................52
     Section 8.04.  Costs, Expenses and Indemnification.................53
     Section 8.05.  Right of Setoff.....................................54
     Section 8.06.  Governing Law; Submission to Jurisdiction...........55
     Section 8.07.  Assignments and Participations......................55
     Section 8.08.  Execution in Counterparts...........................59
     Section 8.09.  WAIVER OF JURY TRIAL................................59
     Section 8.10.  Survival............................................59
     Section 8.11.  Captions............................................59
     Section 8.12.  Successors and Assigns..............................59

                                     (ii)

                                   SCHEDULES
                                   ---------

SCHEDULE 4.01(b)      Subsidiaries
SCHEDULE 4.01(g)      Litigation
SCHEDULE 4.01(m)      Existing Debt

                                    EXHIBITS
                                    --------

EXHIBIT A             Form of Note
EXHIBIT B             Form of Notice of Borrowing
EXHIBIT C             Form of Assignment and Acceptance
EXHIBIT D             Form of Compliance Certificate
EXHIBIT E             Form of Subordination and Amendment
                      Agreement
EXHIBIT F             Form of Opinion of General Counsel of the
Borrower
EXHIBIT G             Form of Opinion of Special New York Counsel to the
                      Borrower
EXHIBIT H             Form of Opinion of Assistant General Counsel of
                      Hughes Electronics
EXHIBIT I             Form of Opinion of Special New York Counsel    to the
                      Administrative Agent


                                     (iii)

                                CREDIT AGREEMENT

          CREDIT AGREEMENT dated as of February 20, 1998 among PANAMSAT CORPORATION, a Delaware corporation (the "Borrower"); each of the lenders (the
                                          --------
"Initial Lenders") listed on the signature pages hereof and each other Person
----------------
that shall become a party hereto as a Lender pursuant to Section 8.07 (collectively with the Initial Lenders, the "Lenders"); BANK OF AMERICA NATIONAL
                                             -------
TRUST AND SAVINGS ASSOCIATION and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Co-Documentation Agents (each, the "Co-Documentation Agents"); and CITICORP USA,
                                    -----------------------
INC., as administrative agent (together with its successors in such capacity, the "Administrative Agent").
     --------------------

          The Borrower has requested the Lenders to provide financing for the general corporate purposes of the Borrower, and the Lenders are willing to provide such financing on and subject to the terms and conditions hereof.

          Accordingly, the parties hereto agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

          Section 1.01.  Certain Defined Terms.   As used in this Agreement, the
                         ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Administrative Agent" has the meaning specified in the recital of
           --------------------
     parties to this Agreement.

          "Administrative Agent's Account" means the account of the
           ------------------------------
     Administrative Agent maintained by the Administrative Agent at Citibank, Account No. 36852248, Attention: Brian Maxwell or such other account maintained by the Administrative Agent as may be designated by the Administrative Agent in a written notice to the Lenders and the Borrower.

          "Advances" means, collectively, the Advances provided for in Section
           --------
     2.01.

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
     or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling",
                                -------                        -----------

                               Credit Agreement
                               ----------------

     "controlled by" and "under common control with") of a Person means the
     --------------       -------------------------
     possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Applicable Debt Ratings" means, on any Rating Availability Date, the
           -----------------------
     Borrower Debt Ratings then in effect; provided that if the Borrower Debt
                                           --------
     Ratings shall fall within different Rating Levels, the Applicable Debt Rating shall be the Borrower Debt Rating that falls in the higher Rating Level; provided, that if the Borrower Debt Ratings shall be two or more
            --------
     Rating Levels apart, the Applicable Debt Rating shall be the Rating Level that is one Rating Level higher than the Rating Level in which the lower Borrower Debt Rating falls; and provided, further, that if Moody's shall
                                     --------  -------
     cease to provide a Borrower Debt Rating, the Implied Rating shall be applied to determine the Borrower Debt Rating; and provided, further, that
                                                        --------  -------
     if and for so long as neither Moody's nor S&P provides a Borrower Debt Rating, Rating Level 5 shall be deemed to apply. For purposes of this definition, "Implied Rating" means the long-term senior unsecured non-
                  --------------
     credit-enhanced debt rating which is one sub-grade below the rating assigned by Moody's to the senior secured debt securities of the Borrower.

          "Applicable Facility Fee Percentage" means, on any Rating Availability
           ----------------------------------
     Date, the percentage set forth below opposite the Rating Level with respect to which the Applicable Margin is determined on such date:

          RATING LEVEL            APPLICABLE FACILITY FEE PERCENTAGE
                                              (PER ANNUM)
--------------------------------------------------------------------
Rating Level 1                                   0.085%
--------------------------------------------------------------------
Rating Level 2                                   0.100%
--------------------------------------------------------------------
Rating Level 3                                   0.125%
--------------------------------------------------------------------
Rating Level 4                                   0.150%
--------------------------------------------------------------------
Rating Level 5                                   0.175%
--------------------------------------------------------------------

          "Applicable Lending Office" means, with respect to each Lender, such
           -------------------------
     Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

          "Applicable Margin" means, on any Rating Availability Date, the
           -----------------
     applicable percentage set forth below under the heading "Base Rate Margin" or "Eurodollar Rate Margin", as applicable, based upon the Applicable Debt Rating in effect


                               Credit Agreement
                               ----------------
on such date:

APPLICABLE DEBT    Base Rate Margin       Eurodollar Rate
     RATING       -----------------      -----------------
  S&P/MOODY'S                                 Margin
                                             --------

------------------------------------------------------------------
Rating Level 1
---------------
                           0%                 0.265%
A-/A3 or higher

------------------------------------------------------------------
Rating Level 2
---------------
                           0%                 0.300%

BBB+/Baa1 or higher
but below Rating Level 1
------------------------------------------------------------------
Rating Level 3
--------------
                           0%                 0.325%

BBB/Baa2 or higher
but below Rating Level 2
------------------------------------------------------------------
Rating Level 4
--------------
                           0%                 0.400%

BBB-/Baa3 or higher
but below Rating
Level 3
------------------------------------------------------------------
Rating Level 5
--------------
                           0%                 0.575%
Below Rating
Level 4 or unrated
==================================================================

          "Approved Lender Affiliate" means, as to any Lender, a Person that is
           -------------------------
     an Affiliate of such Lender or of a Person of which such Lender is an Affiliate, and which is engaged primarily in the business of lending or, if not so engaged, which has been approved by the Administrative Agent and the Borrower (the Borrower's consent not to be unreasonably withheld).

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
     into by a Lender and an Eligible Assignee, accepted by the Administrative Agent, in accordance with Section 8.07, in substantially the form of Exhibit C.

          "Base Rate" means a fluctuating interest rate per annum in effect from
           ---------
     time to time, which rate per annum shall at all times be equal to the highest of:

               (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as

                               Credit Agreement
                               ----------------

                    Citibank's "base rate";

               (b)  1/2 of 1% per annum above the Federal Funds Rate; and

               (c) the sum (adjusted to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, to the next higher 1/16 of 1%) of (i) 1/2 of 1% per annum plus (ii) the rate obtained by dividing (x) the latest
                    ----
          three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money center banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such date is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank by (y) a percentage equal to 100% minus the average of the daily percentages specified during such
               -----
          three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. Dollar non-personal time deposits in the United States plus (iii) the average during such three-week period of
                        ----
          the annual assessment rates estimated by Citibank for determining the then current annual assessment rate payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. Dollar deposits of Citibank in the United States.

     Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

          "Base Rate Advance" means an Advance that bears interest as provided
           -----------------
     in Section 2.06(a)(i).

          "Borrower" has the meaning specified in the recital of parties to this
           --------
     Agreement.

                               Credit Agreement
                               ----------------

          "Borrower Debt Rating" for a Rating Agency at any time means the
           --------------------
     rating, if any, issued by such Rating Agency and then in effect with respect to public long-term senior unsecured debt securities, or if unavailable, to other indebtedness of the Borrower ("Rated Debt"). Each
                                                          ----------
     change by a Rating Agency of its rating of Rated Debt shall be effective for purposes hereof as of the date on which such change is first announced publicly by such Rating Agency.

          "Borrower's Account" means the account of the Borrower maintained with
           ------------------
     Citibank at its office at 399 Park Avenue, New York, New York 10043, Account No. 40730083, or such other account maintained by the Borrower with Citibank as may be designated by the Borrower in a written notice to the Administrative Agent.

          "Borrowing" means a borrowing consisting of simultaneous Advances of
           ---------
     the same Type made by each of the Lenders pursuant to Section 2.01.

          "Business Day" means a day on which banks are not required or
           ------------
     authorized to close in New York City and, if such Business Day relates to a Eurodollar Rate Advance, on which dealings are carried on in the London interbank market.

          "Capital Lease Obligations" means, for any Person, all obligations of
           -------------------------
     such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
     and Liability Act of 1980, as amended.

          "Change in Control" means that Hughes Electronics shall cease to own,
           -----------------
     beneficially and of record, directly or indirectly, at least 51% of the shares of outstanding Voting Stock of the Borrower.

          "Citibank" means Citibank, N.A., a national banking association.
           --------

          "Commercial Paper" means short term commercial paper (with a maturity
           ----------------
     date not in excess of 270 days from the date of its issuance) issued by the Borrower (a) pursuant to the exemption from registration contained in
     Section 4(2) of

                               Credit Agreement
                               ----------------
     the Securities Act of 1933, as amended or modified from time to time, or (b) pursuant to the exemption from registration contained in Section 3(a)(3) of the Securities Act of 1933, as amended or modified from time to time.

          "Commitment" means, as to any Initial Lender, the amount set forth
           ----------
     opposite its name on the signature pages hereof or, as to any Lender that has entered into an Assignment and Acceptance, the amount set forth for such Lender in the Register, in each case as the same may be reduced pursuant to Section 2.04 or increased or reduced pursuant to assignments effected in accordance with Section 8.07. The original aggregate amount of the Commitments is $500,000,000.

          "Commitment Termination Date" means the earlier of (i) December 24,
           ---------------------------
2002 (or, if such date is not a Business Day, the immediately preceding Business
Day) and (ii) the date of termination or cancellation of the Commitments pursuant to the terms of this Agreement.

          "Consolidated" refers to the consolidation of accounts in accordance
           ------------
     with GAAP.

          "Continuation", "Continue" and "Continued" each refers to a
           ------------    --------       ---------
     continuation of Eurodollar Rate Advances from one Interest Period to the next Interest Period pursuant to Section 2.08.

          "Conversion", "Convert" and "Converted" each refers to a conversion of
           ----------    -------       ---------
     Advances of one Type into Advances of the other Type pursuant to Section
     2.08 or 2.09.

          "CUSA" means Citicorp USA, Inc.
           ----

          "Debt" of any Person, means (i) all indebtedness of such Person for
           ----
     borrowed money, (ii) that portion of obligations with respect to Capital Lease Obligations that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligations in respect thereof or (b) evidenced by a note or similar written instrument, (v) any direct or indirect liability, contingent or otherwise, of such Person (the "obligor") with respect to the obligor's reimbursement obligations to any other Person who has provided assurance to the obligee of the obligor's primary obligation that such


                               Credit Agreement
                               ----------------
     primary obligation will be paid or discharged, and any direct or indirect guarantee by such Person of Debt of any other Person, and (vi) all Debt described in clauses (i) through (v) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the Debt secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.

          "Default" means any Event of Default and any event that would
           -------
     constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Domestic Lending Office" means, with respect to any Lender, the
           -----------------------
     office of such Lender specified as its "Domestic Lending Office" below its name on the signature pages hereof or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Administrative Agent.

          "EBITDA" means, for purposes of this Agreement, the sum of (a) net
           ------
     income (or net loss) plus (b) Interest Expense, (c) income tax expense and
                          ----
     (d) depreciation expense, amortization expense and other non-cash charges deducted in arriving at such net income (or loss), including extraordinary non-cash items which are not reasonably expected to result in a cash outflow within one year, determined in accordance with GAAP for the Borrower and its Subsidiaries on a Consolidated basis, for any period. Anything contained herein to the contrary notwithstanding, for purposes of determining the Leverage Ratio under Section 5.04(a) and the Interest Coverage Ratio under Section 5.04(b), EBITDA for the Borrower and its Subsidiaries for each of the fiscal quarters referred to below shall be deemed to be the amount set forth opposite the reference to such fiscal quarter (regardless of the actual amount of such EBITDA for any such fiscal quarter):

          Fiscal Quarter Ending              EBITDA
          ------------------------------  ------------

          March 31, 1997                   $138,400,000
          June 30, 1997                    $136,100,000
          September 30, 1997               $121,400,000


          "Effective Date" has the meaning specified in Section 3.01.
           --------------

          "Eligible Assignee" means (a) a Lender and any Approved Lender
           -----------------
     Affiliate; (b) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (c) a savings bank

                               Credit Agreement
                               ----------------
     organized under the laws of the United States, or any state thereof, and having a net worth in excess of $100,000,000; (d) a commercial bank organized under the laws of any other country that is a member of the OECD or that has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000; (e) the central bank of any country that is a member of the OECD; (f) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having total assets in excess of $100,000,000; and (g) any other Person (other than the Borrower or an Affiliate of the Borrower) approved by the Administrative Agent and the Borrower, such approval of the Borrower not to be unreasonably withheld or delayed.

          "Environmental Law" means any Federal, state, local or foreign
           -----------------
     governmental law, rule, regulation, order, writ, judgment, injunction or decree relating to pollution or protection of the environment or the treatment, storage, disposal, release, threatened release or handling of Hazardous Materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act, in each case as amended from time to time.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" of any Person means any other Person that for
           ---------------
     purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D.
           ------------------------

          "Eurodollar Lending Office" means, with respect to any Lender, the
           -------------------------
     office of such Lender specified as its "Eurodollar Lending Office" below its name on the signature pages hereof or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time

                               Credit Agreement
                               ----------------
     specify to the Administrative Agent.

          "Eurodollar Rate" means, for any Interest Period for each Eurodollar
           ---------------
     Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rates per annum at which deposits in U.S. Dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance (or, in the case of Citibank, an amount substantially equal to CUSA's Eurodollar Rate Advance) comprising part of such Borrowing (determined without giving effect to any assignments by such Reference Bank or CUSA, as the case may
     be) and for a period equal to such Interest Period. The Eurodollar Rate for each Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of
                                        -------  -------
     Sections 2.10 (c), 2.09 (c) and 2.09(d).

          "Eurodollar Rate Advance" means an Advance that bears interest as
           -----------------------
     provided in Section 2.06(a)(ii).

          "Eurodollar Rate Reserve Percentage" for any Interest Period for each
           ----------------------------------
     Eurodollar Rate Advance comprising part of the same Borrowing means the reserve percentage (if any) applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 6.01.
           -----------------

          "Existing Credit Agreement" means the $800,000,000 Credit Agreement
           -------------------------
     dated as of December 23, 1997 among the

                               Credit Agreement
                               ----------------

     Borrower, certain Lenders and CUSA, as Administrative Agent.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
     rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "GAAP" means generally accepted accounting principles in the United
           ----
     States of America as in effect from time to time.

          "Hazardous Materials" means (a) petroleum or petroleum products,
           -------------------
     natural or synthetic gas, asbestos in any form that is or could become friable, and radon gas, (b) any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar meaning and regulatory effect, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

          "Hughes Electronics" means Hughes Electronics Corporation, a Delaware
           ------------------
     corporation.

          "Hughes Electronics Loan" means the loan made by Hughes Electronics to
           -----------------------
the Borrower pursuant to the Loan Agreement dated as of May 15, 1997 between Hughes Electronics and the Borrower, evidenced by the Hughes Electronics Note, as heretofore amended and as the same may hereafter be amended, modified or supplemented in accordance with the terms of the Subordination and Amendment Agreement.

          "Hughes Electronics Note" means the promissory note of the Borrower
           -----------------------
     dated May 15, 1997 in the amount of $1,725,000,000 in favor of Hughes Electronics, as the same may be amended, modified or supplemented in accordance with the terms of the Subordination and Amendment Agreement.

          "Indemnified Party" has the meaning specified in Section 8.04(b).
           -----------------

          "Initial Lenders" has the meaning specified in the
           ---------------

                               Credit Agreement
                               ----------------
     recital of parties to this Agreement.

          "Insufficiency" means, with respect to any Plan at any date, the
           -------------
     amount, if any, by which the "accumulated benefit obligation" (as defined in Statement of Financial Accounting Standards 87) exceeds the fair market value of the assets of such Plan as of the date of the most recent actuarial valuation for such Plan, calculated using the actuarial methods, factors and assumptions used in such valuation.

          "Interest Coverage Ratio" means, for any period, the ratio of (a)
           -----------------------
     EBITDA for such period to (b) Interest Expense for such period.

          "Interest Expense" means, with respect to the Borrower and its
           ----------------
     Subsidiaries on a Consolidated basis, for any period (without duplication), interest expense, whether paid or accrued (including the interest component of Capital Lease Obligations), on all Debt of the Borrower and its Subsidiaries on a Consolidated basis for such period, net of interest income, all determined in accordance with GAAP. Anything contained herein to the contrary notwithstanding, for purposes of determining the Leverage Ratio under Section 5.04(a) and the Interest Coverage Ratio under Section 5.04(b), Interest Expense for the Borrower and its Subsidiaries for each of the fiscal quarters referred to below shall be deemed to be the amount set forth opposite the reference to such fiscal quarter (regardless of the actual amount of such Interest Expense for any such fiscal quarter):

                               Credit Agreement
                               ----------------

          Fiscal Quarter Ending          Interest Expense
          ---------------------          ----------------

          March 31, 1997                    $29,000,000
          June 30, 1997                     $29,000,000
          September 30, 1997                $29,000,000

          "Interest Period" means, for each Eurodollar Rate Advance comprising
           ---------------
     part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided that:
                                                                 --------

               (a) any Interest Period for any Eurodollar Rate Advance that would otherwise extend beyond the Commitment Termination Date shall end on the Commitment Termination Date;

               (b) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that, if such extension would cause the last
                        --------
          day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

               (c) whenever the first day of any Interest Period occurs on the last day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month), such Interest Period shall end on the last Business Day of the appropriate subsequent calendar month; and

               (d) there shall not be more than eight Interest Periods in effect at any one time.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Lenders" has the meaning specified in the recital of
           --------

                               Credit Agreement
                               ----------------
           parties hereto.

          "Leverage Ratio" means, at any time, the ratio of (1) the aggregate
           --------------
     amount outstanding of Debt (excluding Debt evidenced by the Hughes Electronics Note) of the Borrower and its Subsidiaries on a Consolidated basis to (2) EBITDA for the most recently concluded Rolling Period.

          "Lien" means any lien, security interest or other charge or
           ----
     encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means, collectively, this Agreement, the Notes and
           --------------
     the Subordination and Amendment Agreement.

          "Margin Stock" has the meaning specified in Regulations G, U and X.
           ------------

          "Material Adverse Change" means any material adverse change in the
           -----------------------
     financial condition, business, assets, liabilities, properties, prospects or results of operations of the Borrower or of the Borrower and its Subsidiaries, taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
     financial condition, prospects or results of operations of the Borrower (or of the Borrower and its Subsidiaries, taken as a whole), (b) the rights and remedies of the Administrative Agent or any Lender under the Loan Documents or (c) the ability of the Borrower to perform its obligations under the Loan Documents.

          "Material Debt" has the meaning set forth in Section 6.01(e).
           -------------

          "Material Subsidiary" means, at any time, a Subsidiary of the Borrower
           -------------------
     that has (i) revenues for the then preceding period of four consecutive fiscal quarters exceeding 10% of the revenues of the Borrower and its Subsidiaries on a Consolidated basis or (ii) assets in excess of 10% of the assets of the Borrower and its Subsidiaries on a Consolidated basis.

          "Moody's" means Moody's Investors Service, Inc., or any rating agency
           -------
     successor thereto.

          "Multiple Employer Plan" of any Person means a single employer plan,
           ----------------------
     as defined in Section 4001(a)(15) of ERISA, that is subject to Title IV of ERISA and (a) is maintained

                               Credit Agreement
                               ----------------
     for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates has or would have liability under
     Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Note" means a promissory note of the Borrower payable to the order of
           ----
     a Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Advances made by such Lender.

          "Notice of Borrowing" has the meaning specified in Section 2.02(a).
           -------------------

          "OECD" means the Organization for Economic Cooperation and
           ----
     Development.

          "Old Notes" means the three series of notes issued under three
           ---------
     separate Indentures as follows: (1) the 9 3/4% Senior Secured Notes due 2000 issued pursuant to the Indenture, dated as of August 5, 1993, among PanAmSat International Systems, Inc. (the successor corporation to PanAmSat, L.P.) and PanAmSat Capital Corporation (collectively, the "Offerors") as issuers, and First Trust National Association, as trustee;
     (2) the 11 3/8% Senior Subordinated Discount Notes due 2003 issued pursuant to the Indenture, dated as of August 5, 1993, among the Offerors, as issuers, and United States Trust Company of New York, as trustee; and (3) the 12 3/4% Senior Subordinated Notes due 2005 issued pursuant to the Indenture, dated as of September 30, 1997, between PanAmSat International Systems, Inc. as issuer, and First Trust National Association, as trustee.

          "Other Taxes" has the meaning specified in Section 2.11(b).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation or any
           ----
     successor.

          "Permitted Liens" means such of the following as to which no
           ---------------
     enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced (or, if such a proceeding has been commenced, such proceeding is being contested in good faith by appropriate proceedings and enforcement of any Lien has been and is stayed):

               (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b),

                               Credit Agreement
                               ----------------

               (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens, statutory landlord's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings,

               (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations,

               (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases (other than capital leases), surety and appeal bonds, and performance bonds and other obligations of a like nature incurred, in each case arising in the ordinary course of business,

               (e) as to any particular property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which do not materially impair the use of such property for the purpose for which it is held by the owner thereof,

               (f) municipal and zoning ordinances that are not violated in any material respect by the existing improvements and the present use made by the owner thereof,

               (g)  real estate taxes and assessments not yet delinquent,

               (h) Liens arising from Uniform Commercial Code financing statements regarding operating leases permitted by this Agreement,

               (i) Liens consisting of bank set-off rights arising by operation of law in the ordinary course of business,

               (j) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance,

               (k) Liens securing obligations of any Material Subsidiary of the Borrower to any other Material Subsidiary of the Borrower,

                               Credit Agreement
                               ----------------

               (l) Liens existing on property at the time of its acquisition (directly or indirectly), other than any such Lien created in contemplation of such acquisition that is not otherwise permitted by
          Section 5.02(a),

               (m) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in this definition, provided that (x) the Lien shall be limited to all or a part of the property covered by the Lien extended, renewed or replaced (plus improvements thereon) and (y) that any Debt secured by such Lien is not increased, and

               (n) Liens not otherwise permitted by the above securing Debt in an aggregate amount not in excess of $50,000,000.

          "Permitted Swap Obligations" means all obligations (contingent or
           --------------------------
     otherwise) of the Borrower or any of its Subsidiaries existing or arising under Swap Contracts, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program, and not for purposes of speculation or taking a "market view".

          "Person" means an individual, partnership, corporation (including a
           ------
     business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.
           ----

          "Post-Default Rate" means, in respect of any principal of any Advance
           -----------------
     or any other amount whatsoever payable under this Agreement or any Note that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% per annum plus the Base Rate as in
                                                       ----
     effect from time to time plus the Applicable Margin for Base Rate Advances
                              ----
     (provided that, if the amount so in default is principal of a Eurodollar
      --------
     Rate Advance and the due date thereof is a day other than the last day of an Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the


                               Credit Agreement
                               ----------------
     period for and including such due date to but excluding
     the last day of such Interest Period, 2% per annum plus the interest rate
                                                        ----
     for such Advance as provided in Section 2.06(a)(ii) and, thereafter, the rate provided for above in this definition).

          "Quarterly Dates" means March 31, June 30, September 30 and December
           ---------------
     31 in each year, provided that, if any such day is not a Business Day, the
                      --------
     relevant Quarterly Date shall be the immediately succeeding Business Day.

          "Rating Agency" means each of Moody's and S&P.
           -------------

          "Rating Availability Date" means each date on which either or both of
           ------------------------
     the Rating Agencies shall have in effect a Borrower Debt Rating.

          "Rating Level" means each of Rating Level 1, Rating Level 2, Rating
           ------------
     Level 3, Rating Level 4 and Rating Level 5 (with Rating Level 1 being the highest Rating Level and Rating Level 5 being the lowest).

          "Rating Level 1", "Rating Level 2", "Rating Level 3", "Rating Level 4"
           --------------    --------------    --------------    --------------
     and "Rating Level 5" have the meanings specified in the definition of
          --------------
     "Applicable Margin" in this Section 1.01.

          "Reference Banks" means Citibank, Morgan Guaranty Trust Company of New
           ---------------
     York and Bank of America National Trust and Savings Association (or their respective Applicable Lending Offices, as the case may be).

          "Register" has the meaning specified in Section 8.07(c).
           --------

          "Regulation A", "Regulation D", "Regulation G", "Regulation U" and
           ------------    ------------    ------------    ------------
     "Regulation X" mean Regulations A, D, G, U and X of the Board of Governors
     -------------
     of the Federal Reserve System, respectively, as in effect from time to time.

          "Required Lenders" means at any time Lenders holding in the aggregate
           ----------------
     at least 51% of the outstanding Advances (or, if no Advances are outstanding, at least 51% of the then aggregate amount of the Commitments).

          "Rolling Period" means each period of four consecutive fiscal quarters
           --------------
     of the Borrower, commencing with such period ending in December, 1997.

          "Single Employer Plan" of any Person means a single employer plan, as
           --------------------
     defined in Section 4001(a)(15) of ERISA, that is subject to Title IV of ERISA and that (a) is

                               Credit Agreement
                               ----------------
     maintained for employees or former employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates has or would have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "S&P" means Standard & Poor's Ratings Services, a division of The
           ---
     McGraw-Hill Companies, Inc., or any rating agency successor thereto.

          "Subordinated Debt" means Debt of the Borrower subordinated to the
           -----------------
     Debt of the Borrower under this Agreement in substantially the same manner as the Hughes Electronics Loan is subordinated under the Subordination and Amendment Agreement and having a tenor that extends at least six months beyond the Commitment Termination Date.

          "Subordination and Amendment Agreement" means an agreement among the
           -------------------------------------
     Borrower, Hughes Electronics and the Administrative Agent in substantially the form of Exhibit E, as from time to time amended.

          "Subsidiary" of any Person means any corporation, partnership, joint
           ----------
     venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Swap Contracts" means any agreement, whether or not in writing,
           --------------
     relating to any transaction that is a rate swap, basis swap, forward rate transactions, commodity swap, commodity option, equity or equity index swap or option bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, currency option or any other similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.


                               Credit Agreement
                               ----------------

          "Taxes" means any and all present or future taxes, levies,
           -----
     assessments, imposts, duties, deductions, fees, withholdings or similar charges, including interest and penalties thereon.

          "Type" refers to the distinction between Advances bearing interest at
           ----
     the Base Rate and Advances bearing interest at the Eurodollar Rate.

          "U.S. Dollars" and "$" means lawful money of the United States of
           ------------       -
     America.

          "Voting Stock" means capital stock issued by a corporation or
           ------------
     equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency.

          "Withdrawal Liability" means, as of any determination date, the
           --------------------
     aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Borrower or any ERISA Affiliate made a complete withdrawal from all Plans and any increase in contributions pursuant to Section 4243 of ERISA.

          Section 1.02.  Computation of Time Periods.  In this Agreement in the
                         ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding".

          Section 1.03.  Accounting Terms.  All accounting terms not
                         ----------------
specifically defined herein shall be construed in accordance with GAAP;

provided, that if any change in GAAP proposed after the Effective Date
--------
materially affects the calculation of any financial covenant in Section 5.04, the Borrower may by notice to the Administrative Agent, or the Administrative Agent (at the request of the Required Lenders) may, by notice to the Borrower, require that such covenant thereafter be calculated in accordance with GAAP as in effect, and applied by the Borrower, immediately before such change in GAAP occurs. If such notice is given, the compliance certificates delivered pursuant to Section 5.03 after such change occurs shall be accompanied by reconciliations of the difference between the calculation set forth therein and a calculation made in accordance with GAAP as in effect from time to time after such change occurs. To enable the ready determination of compliance with the covenants set forth in Section 5.04 hereof, the Borrower will not change from December 31 in each year the date on which its fiscal year ends, nor from March 31, June 30 and September 30 the dates on which

                               Credit Agreement
                               ----------------
the first three fiscal quarters in each fiscal year end.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

          Section 2.01.  The Advances.  (a)  Each Lender severally agrees, on
                         ------------
     the terms and conditions hereinafter set forth, to make advances (each an

     "Advance") to the Borrower from time to time on any Business Day during the
     --------
     period from the Effective Date until the Commitment Termination Date in an aggregate amount at any one time outstanding not to exceed at any time the amount set forth opposite the name of such Lender on the signature pages hereof under the heading "Commitment" and, as to all Lenders, in an aggregate principal amount up to but not exceeding $500,000,000.

          (b) Each Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Advances of the same Type made on the same day.

          (c) The Advances shall be made by the Lenders ratably according to their respective Commitments.

          (d) Within the limits of each Lender's Commitment in effect from time to time, the Borrower may borrow under this Section 2.01, prepay pursuant to Section 2.05(a) and reborrow on and subject to the terms and conditions hereof.

          Section 2.02.  Making the Advances.
                         -------------------

          (a) (i) Each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the Business Day of such Borrowing, in the case of Base Rate Advances, or not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of such Borrowing, in the case of Eurodollar Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by
                                         -------------------
     telecopier, confirmed immediately in writing, in substantially the form of Exhibit B, specifying therein (1) the requested date of such Borrowing, (2) the requested Type of Advances comprising such Borrowing, (3) the requested aggregate amount of such Borrowing and (4) in the case of a Borrowing consisting of Eurodollar Rate Advances, the requested initial Interest Period for each such Advances.

         (ii)  In the case of a proposed Borrowing comprised of


                               Credit Agreement
                               ----------------

     Eurodollar Rate Advances, the Administrative Agent shall promptly notify the Borrower and each Lender of the applicable interest rate under Section 2.06(a)(ii).

        (iii) Each Lender shall, before 2:00 P.M. (New York City time) on the date of each Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing. Promptly after the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will transfer same day funds to the Borrower's Account.

          (b) Anything in subsection (a) above to the contrary notwithstanding, the Borrower may not select Eurodollar Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to this Agreement.

          (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III (other than losses, costs or expenses relating to Taxes or Other Taxes which shall be governed exclusively by Section 2.11), including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (d) Unless the Administrative Agent shall have received notice from a Lender prior to 12:00 Noon (New York City time) on the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with
     Section 2.02(a) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the

                               Credit Agreement
                               ----------------

     Administrative Agent and the Administrative Agent shall have made available such corresponding amount to the Borrower, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.06 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

          (e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          Section 2.03.  Repayment.  The Borrower hereby promises to pay to the
                         ---------
Administrative Agent for the account of each Lender, on the Commitment Termination Date, the full outstanding principal amount of the Advances of such Lender. All repayments of principal under this Section 2.03 shall be made together with interest accrued to the date of such repayment on the principal amount repaid.

          Section 2.04.  Termination or Reduction of the Commitments.
                         -------------------------------------------

          (a)  Mandatory.  The Commitments shall be automatically reduced to
               ---------
     zero on the Commitment Termination Date.

          (b)  Reductions.  The Borrower may, upon three Business Days' notice
               ----------
     to the Administrative Agent, reduce the Commitments in whole or in part in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each reduction of the Commitments shall be applied to the Commitments of the Lenders pro rata according to their respective
                                --- ----
     Commitments.

          (c)  Reductions Permanent.  Commitments once terminated or reduced may
               --------------------
     not be reinstated.

                               Credit Agreement
                               ----------------

          Section 2.05.  Prepayments, Etc.
                         -----------------

          (a)  Optional Prepayments.  The Borrower may, upon at least three
               --------------------
     Business Days' notice (in the case of prepayment of Eurodollar Rate Advances) or upon notice given on the date of prepayment (in the case of prepayments of Base Rate Advances) to the Administrative Agent (which notice shall state the proposed date and aggregate principal amount of the prepayment), and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Advances in the aggregate amount and on the date specified in such notice, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided that (x)
                                                              --------
     each partial prepayment shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (y) any such prepayment of a Eurodollar Rate Advance other than on the last day of an Interest Period therefor shall be accompanied by, and subject to, the payment of any amount payable under Section 8.04(c) in respect of such prepayment and (z) each such notice shall be made on the relevant day not later than 11:00 a.m. (New York City time). Each prepayment of Advances under this Section 2.05(a) shall be made for account of the Lenders pro
                                                                         ---
     rata according to the aggregate outstanding principal amount of Advances
     ----
     held by them.

          (b)  Payments with Interest.  All prepayments under this Section 2.05
               ----------------------
     shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

          Section 2.06.  Interest.
                         --------

          (a)  Ordinary Interest.  The Borrower shall pay interest on the unpaid
               -----------------
     principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full at the following rates per annum:

               (i)  Base Rate Advances.  If such Advance is a Base Rate Advance,
                    ------------------
          a rate per annum equal at all times to the sum of (1) the Base Rate in effect from time to time plus (2) the Applicable Margin for Base Rate
                                   ----
          Advances in effect from time to time, payable quarterly in arrears on each Quarterly Date and on the date such Base Rate Advance shall be Converted (but only on the amount Converted) or paid in full.

               (ii)  Eurodollar Rate Advances.  If such Advance is a Eurodollar
                     ------------------------
          Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance


                               Credit Agreement
                               ----------------
          to the sum of (1) the Eurodollar Rate for such Interest Period for such Advance plus (2) the Applicable Margin for Eurodollar Rate Advances in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each three-month anniversary of the first day of such Interest Period occurring during such Interest Period.

          (b)  Post-Default Interest.  Notwithstanding Section 2.06(a), the
               ---------------------
     Borrower shall pay interest on any amount that is not paid when due hereunder (whether at scheduled maturity, by acceleration or otherwise) at the Post-Default Rate, such interest to be payable in arrears on the date such amount shall be paid in full and on demand.

          Section 2.07.  Fees.  The Borrower agrees to pay to the Administrative
                         ----
Agent for the account of each Lender a facility fee on the average daily amount (whether used or unused) of each of such Lender's Commitment from the Effective Date (in the case of each Initial Lender), and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender (in the case of each other Lender), until the Commitment Termination Date, payable in arrears on each Quarterly Date and on the Commitment Termination Date, at a rate per annum equal to the Applicable Facility Fee Percentage in effect from time to time.

          Section 2.08.  Conversion and Continuation of Advances.
                         ---------------------------------------

          (a)  Optional Conversion.  The Borrower may on any Business Day, upon
               -------------------
notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions hereof, Convert all or any portion of the Advances of one Type outstanding (and, in the case of Eurodollar Rate Advances, having the same Interest Period); provided that any such Conversion of
                                            --------
a Eurodollar Rate Advance other than on the last day of the Interest Period therefor shall be accompanied by, and subject to, the payment of any amount payable under Section 8.04(c) in respect of such Conversion, and any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b). Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the aggregate amount and Type of the Advances (and, in the case of Eurodollar Rate Advances, the Interest Period therefor) to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

                               Credit Agreement
                               ----------------

          (b)  Failure to Select; Certain Mandatory Conversions.
               ------------------------------------------------

          (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment, prepayment, Conversion or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances.

         (ii) If the Borrower shall fail to select the duration of any Interest Period for any outstanding Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01 and in clause (a) or (c) of this Section 2.08, the Administrative Agent will forthwith so notify the Borrower and the Lenders, and the Borrower shall automatically be deemed irrevocably to have selected an Interest Period of one month.

        (iii) Upon the occurrence and during the continuance of any Event of Default, unless the Required Lenders otherwise agree, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, or to Continue, Eurodollar Rate Advances shall be suspended.

          (c)  Continuations.  The Borrower may, on any Business Day, upon
               -------------
notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Continuation, Continue all or any portion of the outstanding Eurodollar Rate Advances having the same Interest Period as such Eurodollar Rate Advances; provided, that any such Continuation shall be in an amount not less than the
--------
minimum Borrowing amount specified in Section 2.02(b). Each such notice of Continuation shall, within the restrictions specified above, specify (i) the date of such Continuation, (ii) the aggregate amount of the Advances being Continued and (iii) the duration of the initial Interest Period for the Eurodollar Rate Advances subject to such Continuation. Each notice of Continuation shall be irrevocable and binding on the Borrower.


                               Credit Agreement
                               ----------------

          Section 2.09.  Increased Costs, Illegality, Etc.
                         ---------------------------------

          (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation (to the extent any such introduction or change occurs after the Effective Date) or (ii) the compliance with any guideline or request from any central bank or other governmental authority adopted or made after the Effective Date (whether or not having the force of law, other than any thereof applicable to a particular Lender solely because of such Lender's financial condition or capitalization), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances (except with respect to costs relating to Taxes which shall be governed exclusively by Section 2.11), then the Borrower shall from time to time, within ten Business Days after demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, that,
                                                              --------
before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender in good faith and setting forth in reasonable detail the basis for such increased cost, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any Lender determines that compliance with any law or regulation enacted or introduced after the Effective Date or any guideline or request from any central bank or other governmental authority adopted or made after the Effective Date (whether or not having the force of law) affects the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type (or similar contingent obligations), or the Advances, then, within ten Business Days after demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender (or such corporation or other entity) in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder or the Advances. A certificate as to such amounts submitted to the


                               Credit Agreement
                               ----------------

Borrower by such Lender in good faith and setting forth in reasonable detail the basis for such increased cost shall be conclusive and binding for all purposes, absent manifest error.

          (c) If, with respect to any Eurodollar Rate Advances, (i) the Required Lenders reasonably determine and notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, or (ii) if none of the Reference Banks furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (x) each Eurodollar Rate Advance will automatically, on the last day of any then existing Interest Period therefor, Convert to a Base Rate Advance, and (y) the obligation of the Lenders to make, or to Convert Advances into, or to Continue, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and such Lenders that the circumstances causing such suspension no longer exist.

          (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation (to the extent any such introduction or change occurs after the Effective Date) shall make it unlawful, or any central bank or other governmental authority having appropriate jurisdiction shall assert in writing that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent,
(i) each Eurodollar Rate Advance of such Lender will automatically, on the last day of the then current Interest Period or on such earlier date as may be required by law, Convert to a Base Rate Advance and (ii) the obligation of such Lender to make, or to Convert Advances into, or to Continue, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided that, before making any such demand, such
                            --------
Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender.


                               Credit Agreement
                               ----------------

          Section 2.10.  Payments and Computations.
                         -------------------------

          (a) The Borrower shall make each payment hereunder and under the Notes not later than 12:00 Noon (New York City time) on the day when due in U.S. Dollars to the Administrative Agent at the Administrative Agent's Account in same day funds and, except as expressly set forth herein, without deduction, set-off or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or facility fees ratably (other than amounts payable pursuant to Section 2.09(a), 2.09(b), 2.11 or 8.04(c)) to the Lenders for the account of their Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) If the Administrative Agent receives funds for application to the obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances to which, or the manner in which, such funds are to be applied, and the Borrower has not otherwise directed how such funds are to be applied (which direction is consistent with the terms of the Loan Documents), the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender ratably in accordance with such Lender's proportionate share of the principal amount of all outstanding Advances, in repayment or prepayment of such of the outstanding Advances or other obligations owed to such Lender as the Administrative Agent shall direct.

          (c) Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

          (d) All computations of interest (other than interest determined under paragraphs (a) and (b) of the definition of


                               Credit Agreement
                               ----------------

"Base Rate" in Section 1.01) and facility fees shall be made by the Administrative Agent on the basis of a year of 360 days, and all computations of interest under paragraphs (a) or (b) of the definition of "Base Rate" shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or fee hereunder made in accordance with the provisions of this Agreement shall be conclusive and binding for all purposes, absent manifest error.

          (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be; provided, that if such extension would cause payment of interest on or
        --------
principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

          (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.


                               Credit Agreement
                               ----------------

          Section 2.11.  Taxes.
                         -----

          (a) Unless otherwise provided in this Section 2.11, any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future Taxes imposed by the laws and regulations of the United States or any state or local jurisdiction thereof or therein, excluding,
                                                                     ---------
in the case of each Lender and the Administrative Agent (each, a "Tax
                                                                  ---
Indemnitee"), (i) net income taxes that are imposed by the United States and franchise taxes and net income taxes that are imposed on such Tax Indemnitee by any state or local jurisdiction under the laws of which such Tax Indemnitee is organized or any political subdivision thereof and (ii) in the case of such Tax Indemnitee, net income taxes that are imposed by the United States and franchise taxes and net income taxes that are imposed on it by the state or local jurisdiction of such Person's Applicable Lending Office or any political subdivision thereof (all such non-excluded Taxes being hereinafter referred to as "Indemnified Taxes"). If the Borrower shall be required by law to deduct any
    -----------------
Indemnified Taxes from or in respect of any sum payable hereunder or under any Note to any Tax Indemnitee, (i) subject to Section 2.11(f), the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Tax Indemnitee receives an amount equal to the sum it would have received had no such deductions been made ("Additional Amounts"),
                                                       ------------------
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority in accordance with applicable law.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies imposed under the laws of the United States or any state or local jurisdiction thereof or therein, that arise from any payment made by it hereunder or under the Notes or from the execution and delivery of this Agreement or the Notes (hereinafter referred to as "Other Taxes").
                                                    -----------

          (c) The Borrower will indemnify each Tax Indemnitee for the full amount of Indemnified Taxes or Other Taxes reasonably and in good faith paid by such Tax Indemnitee and any penalties and interest arising from the failure of the Borrower to pay such Indemnified Taxes or Other Taxes. This indemnification shall be made within 30 days from such date such Tax Indemnitee makes written demand therefor, which demand shall contain an itemized summary of the amounts so payable.

          (d)  Within 30 days after the date of any payment of


                               Credit Agreement
                               ----------------

Indemnified Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 8.02, appropriate evidence of payment thereof. If the Borrower shall make a payment hereunder or under the Notes through an account or branch outside the United States, or a payment is made on behalf of the Borrower by a payor that is not a United States Person, the Borrower will, if no Taxes are payable in respect of such payment, furnish, or will cause such payor to furnish, to the Administrative Agent, at such address, a certificate from the appropriate taxing authority or authorities, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States Person" shall have
                           -------------       --------------------
the meanings specified in Section 7701 of the Internal Revenue Code.

          (e) Each Tax Indemnitee that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes shall, on or prior to the date of its execution and delivery of this Agreement (in the case of each Initial Lender) and on the date of the Assignment and Acceptance pursuant to which it became a Lender (in the case of each other Lender), and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Tax Indemnitee remains lawfully able to do so after the date such Person becomes a party hereto), provide the Administrative Agent and the Borrower with either
(i) Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Tax Indemnitee is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement and the Notes or certifying that the income receivable pursuant to this Agreement and the Notes is effectively connected with the conduct of a trade or business in the United States or (ii) Internal Revenue Service form W-8, upon which the Borrower is entitled to rely, from a Tax Indemnitee that has not at the time it becomes a party hereto been named in any notice issued by the Secretary of the Treasury (or such Secretary's authorized delegate) pursuant to Sections 881(c)(2)(B) or 871(h)(5) of the Internal Revenue Code, or any successor form or statement prescribed by the Internal Revenue Service in order to establish that such Tax Indemnitee is entitled to treat the interest payments under this Agreement and the Notes as portfolio interest that is exempt from withholding tax under the Internal Revenue Code, together with a certificate stating that such Tax Indemnitee is not described in Section 881(c)(3) of the Internal Revenue Code. If the form provided by a Tax Indemnitee at the time it first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero (or if such Tax Indemnitee cannot provide at such time such form because it is not entitled to

                               Credit Agreement
                               ----------------
reduced withholding under a treaty, the payments are not effectively connected income and the payments do not qualify as portfolio interest), withholding tax at the rate indicated in such form (or at the then existing U.S. statutory rate if the Tax Indemnitee cannot provide such a form) shall be excluded from Indemnified Taxes unless and until such Lender provides the appropriate form certifying that a zero rate applies; provided, that, if at the date of the
                                     --------
Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection
(a) in respect of United States withholding tax with respect to interest paid at such date, then, to the extent such tax results in liability for such payments, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States interest withholding tax, if any, applicable with respect to the Lender assignee on such date.

          (f) For any period with respect to which a Tax Indemnitee has failed to provide the Borrower and the Administrative Agent with the appropriate form described in Section 2.11(e) (other than if such failure is due to a change in
                              ----- ----
law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Lender shall not be entitled to indemnification under subsection (a) or (c) with respect to Indemnified Taxes imposed by the United States or any state or other political subdivision thereof.

          (g) Any Lender claiming any Additional Amounts payable pursuant to this Section 2.11 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office(s) if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender.

          (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.11 shall survive the payment in full of principal and interest hereunder and under the Notes.

                               Credit Agreement
                               ----------------

          Section 2.12.  Sharing of Payments, Etc.  If any Lender shall obtain
                         -------------------------
any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances owing to it (other than pursuant to Section 2.09(a), 2.09(b), 2.11 or 8.04(c)) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, that if all or
                                                       --------
any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.12 may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          Section 2.13.  Use of Proceeds.  The proceeds of the Advances shall be
                         ---------------
available (and the Borrower agrees that it shall use such proceeds) solely for general corporate purposes of the Borrower and its Subsidiaries in compliance with all applicable legal and regulatory requirements. Neither the Administrative Agent nor any Lender shall have any responsibility as to the application or use of any of the proceeds of any Advance.


                                  ARTICLE III

                             CONDITIONS OF LENDING

          Section 3.01.  Effective Date.  This Agreement shall become effective
                         --------------
on the date (the "Effective Date") on which the Administrative Agent notifies
                  --------------
the Borrower that the following conditions precedent have been satisfied:

          (a)  Documents.  The Administrative Agent shall have received the
               ---------
     following documents (with, except in the case of the Notes, sufficient copies for each Lender), each of which shall be satisfactory to the Administrative Agent in form and substance:

               (1)  Notes.  The Notes payable to the order of the Lenders.
                    -----


                               Credit Agreement
                               ----------------

               (2)  Subordination and Amendment Agreement.  The Subordination
                    -------------------------------------
          and Amendment Agreement duly executed by the parties thereto.

               (3)  Corporate Documents.  Certified copies of the charter and
                    -------------------
          by-laws (or equivalent documents) of the Borrower and Hughes Electronics and of all corporate authority for the Borrower and Hughes Electronics (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by the Borrower from time to time in connection herewith and the extensions of credit hereunder (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from the Borrower to the contrary).

               (4)  Opinion of Counsel.  (i) A favorable written opinion of
                    ------------------
          James W. Cuminale, General Counsel of the Borrower, in substantially the form of Exhibit F hereto, and a favorable written opinion of Chadbourne & Parke LLP, special New York counsel to the Borrower, in substantially the form of Exhibit G hereto, with respect to such matters relating to the Loan Documents as the Administrative Agent or any Lender may request and (ii) a favorable opinion of Robert Hall, Assistant General Counsel of Hughes Electronics, in substantially the form of Exhibit H hereto, with respect to such matters relating to the Subordination and Amendment Agreement as the Administrative Agent or any Lender may request.

               (5)  Opinion of Administrative Agent's Counsel.  An opinion of
                    -----------------------------------------
          Milbank, Tweed, Hadley & McCloy, special New York counsel for the Administrative Agent, in substantially the form of Exhibit I hereto, covering such matters relating to this Agreement and the Notes as the Administrative Agent may require.

               (6)  Borrower Debt Rating.  Evidence that the senior unsecured
                    --------------------
          long-term debt rating of the Borrower by S&P is BBB- or higher and that the senior secured long-term debt rating of the Borrower by Moody's is Baa2 or higher.

               (7)  Old Notes.  Evidence that an aggregate principal amount of
                    ---------
          no more than $20,000,000 of the Old Notes is outstanding and that the supplemental indentures modifying the terms of the Old Notes have

                               Credit Agreement
                               ----------------
          been executed by the Borrower in substantially the form sent to the holders thereof on November 14, 1997.

          (b)  Governmental Approvals.  The Administrative Agent shall have
               ----------------------
     received evidence satisfactory to it of receipt of all governmental and third party consents and approvals necessary in connection with this Agreement and the Notes (without the imposition of any conditions except those that are acceptable to the Lenders) and that the same remain in effect.

          (c)  Fees.  The Administrative Agent shall have received confirmation
               ----
     that the Borrower has paid in full all amounts whatsoever outstanding under the Existing Credit Agreement (including without limitation any and all fees thereunder accrued to the Effective Date).

          (d)  Material Adverse Change.  The Lenders shall be satisfied that
               -----------------------
     since September 30, 1997, there shall have occurred no Material Adverse Change.

          (e)  Other Items.  The Administrative Agent shall have received such
               -----------
     other approvals, opinions and documents relating to this Agreement and the transactions contemplated hereby as any Lender may, through the Administrative Agent, reasonably request.

          Section 3.02.  Conditions Precedent to Each Borrowing.  The obligation
                         --------------------------------------
of each Lender to make an Advance on the occasion of each Borrowing shall be subject to the further conditions precedent that on the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

          (i) the representations and warranties contained in each Loan Document are correct on and as of the date of such Borrowing before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date); and

         (ii) no Default has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom.

          Section 3.03.  Existing Credit Agreement.  Effective on the Effective
                         -------------------------
     Date the Commitments under and as defined in the


                               Credit Agreement
                               ----------------

Existing Credit Agreement and the Borrower's obligations thereunder shall automatically and permanently terminate.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          Section 4.01.  Representations and Warranties of the Borrower.  The
                         ----------------------------------------------
Borrower represents and warrants as follows as of the Effective Date:

          (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which the conduct of its business requires it to so qualify or be licensed and where, in each case, failure so to qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (iii) has all requisite power (corporate or other) and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) Set forth on Schedule 4.01(b) is a complete and accurate list of all Subsidiaries of the Borrower as of the Effective Date, showing as of such date (as to each such Subsidiary) the jurisdiction of its organization and the percentage of the outstanding shares or interests of each class of capital stock or partnership interests owned (directly or indirectly) by the Borrower. All of the outstanding capital stock or partnership interests of all of such Subsidiaries has been validly issued, is fully paid and non-assessable and, except as otherwise specified on Schedule 4.01(b), is owned by the Borrower or one or more of its Subsidiaries free and clear of all Liens except Permitted Liens.

          (c) The execution, delivery and performance by the Borrower of each Loan Document and the transactions contemplated hereby are within the Borrower's powers (corporate or other), have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Material Subsidiaries or any of their properties or (iv) result in or require the creation or


                               Credit Agreement
                               ----------------
     imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Material Subsidiaries.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by the Borrower of any Loan Document, or the consummation of the transactions contemplated thereby or (ii) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents, except for the authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the transactions contemplated thereby, except for the authorizations, approvals, actions, notices and filings (x) the failure to obtain could not reasonably be expected to have a Material Adverse Effect or (y) which have been duly obtained, taken, given or made and are in full force and effect.

          (e) Each of this Agreement and the Subordination and Amendment Agreement is, and each of the Notes when delivered will have been, duly executed and delivered by the Borrower. Each of this Agreement and the Subordination and Amendment Agreement is, and each of the Notes when delivered hereunder for value will be, the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

          (f) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of September 30, 1997, and the related pro forma and actual
                                                            --- -----
     consolidated statements of income or operations and cash flows for the respective periods of three months and nine months ended on that date, and the related actual consolidated statements of actual cash flow for the period of three months ended on that date:

               (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject to ordinary, good faith year end audit adjustments; and

               (ii) fairly present in all respects the financial

                               Credit Agreement
                               ----------------
          condition of the Borrower and its Subsidiaries as of the date thereof and results of operations for the period covered thereby. Since September 30, 1997, there has been no Material Adverse Change.

          (g) Except as set forth on Schedule 4.01(g), as of the Effective Date there is no action, suit, litigation or proceeding against the Borrower or any of its Subsidiaries or any of their respective property, including any thereof under any Environmental Laws, pending before any court, governmental agency or arbitrator, or (to the knowledge of the Borrower) threatened, nor (to the knowledge of the Borrower) is there any investigation pending in respect of the Borrower, that could reasonably be expected to have a Material Adverse Effect.

          (h) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of any Advance will be used to buy or carry any Margin Stock or to extend credit to others for the purpose of buying or carrying any Margin Stock. Less than 25% of the aggregate value of the assets of the Borrower and its Material Subsidiaries that are subject to Section 5.02(a) consists of Margin Stock.

          (i) Except to the extent any of the following could not reasonably be expected to have a Material Adverse Effect, (i) the operations and properties of the Borrower and each of its Subsidiaries comply in all material respects with all Environmental Laws, all necessary environmental permits have been obtained and are in effect for the operations and properties of the Borrower and its Subsidiaries, the Borrower and its Subsidiaries are in compliance in all material respects with all such environmental permits, and (ii) to the best of the Borrower's knowledge, no circumstances exist that could (x) form the basis of an environmental action against the Borrower or any of its Subsidiaries or (y) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (j) Except to the extent any of the following could not reasonably be expected to have a Material Adverse Effect, as of the Effective Date none of the properties of the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup.


                               Credit Agreement
                               ----------------

          (k) Except to the extent any of the following could not reasonably be expected to have a Material Adverse Effect, as of the Effective Date neither the Borrower nor any of its Subsidiaries has been notified in writing by any federal, state or local governmental agency or any other Person that the Borrower or any of its Subsidiaries is potentially liable for the remedial or other costs with respect to treatment, storage, disposal, release, arrangement for disposal or transportation of any Hazardous Material generated by the Borrower or any of its Subsidiaries, except for costs incurred in the ordinary course of business with respect to treatment, storage, disposal or transportation of such Hazardous Materials.

          (l) Neither the Borrower nor any of its Material Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the Borrower nor any of its Material Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (m) Schedule 4.01(m) is a complete list of all Debt of the Borrower and its Subsidiaries for or in respect of borrowed money, and any Material Debt other than for or in respect of borrowed money, as of the Effective Date.

          (n) The aggregate outstanding principal amount of Advances (as such term is defined in the Existing Credit Agreement) under the Existing Credit Agreement immediately prior to the Effective Date is zero.


                                   ARTICLE V

                                   COVENANTS

          Section 5.01.  Affirmative Covenants.  So long as any principal of or
                         ---------------------
interest on any Advance or any other amount payable under this Agreement or any Note shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will, and will cause each of its Material Subsidiaries to:

          (a)  Compliance with Laws, Etc.  Comply with all applicable laws,
               --------------------------
     rules, regulations and orders, including, without limitation, compliance with ERISA and all Environmental Laws and environmental permits, except to the extent that non-compliance with any thereof could not reasonably be expected to have a Material Adverse Effect.

                               Credit Agreement
                               ----------------

          (b)  Payment of Taxes, Etc.  Pay and discharge, before the same shall
               ----------------------
     become delinquent, (i) all Taxes imposed upon it or upon its property or assets and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property or assets; provided, that neither the Borrower nor
                                       --------
     any of its Subsidiaries shall be required to pay or discharge any such Tax that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained to the extent required by GAAP.

          (c) Maintenance of Insurance.  Maintain with responsible and reputable
              ------------------------
     insurance companies or associations, insurance, in such amounts and covering such risks as is usually carried by companies engaged in similar businesses.

          (d)  Preservation of Corporate Existence, Etc.  Subject to Section
               -----------------------------------------
     5.02(c), preserve and maintain its corporate existence, rights (charter and statutory) and franchises; provided, that neither the Borrower nor any of
                                --------
     its Material Subsidiaries shall be required to preserve any right or franchise if the Borrower or such Material Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Material Subsidiary, as the case may be, and that the loss thereof could not reasonably be expected to have a Material Adverse Effect.

          (e)  Visitation Rights.  At any reasonable time during normal business
               -----------------
     hours and as may be reasonably requested from time to time (and, so long as no Event of Default shall have occurred and is continuing, upon reasonable advance notice), permit the Administrative Agent, and its designated officers, employees, agents and representatives, to have access thereto and to make examination thereof at all reasonable times, to make audits and to inspect and otherwise check its properties, real, personal and mixed.

          (f)  Keeping of Books.  Keep proper books of record and account, in
               ----------------
     which full and materially correct entries shall be made of all financial transactions and the assets and business of the Borrower and each Material Subsidiary in accordance with GAAP.

          (g)  Maintenance of Properties, Etc.  Maintain and preserve, except to
               -------------------------------
     the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect, all of its properties and assets that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                               Credit Agreement
                               ----------------

          (h)  Transactions with Affiliates.  Conduct all transactions with each
               ----------------------------
     of its Affiliates on terms that are no less favorable to the Borrower than those that would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate.

          (i)  Redemption of Old Notes.  Redeem the outstanding Old Notes at the
               -----------------------
earliest redemption date permitted by their respective terms.

          Section 5.02.  Negative Covenants.  So long as any principal of or
                         ------------------
interest on any Advance or any other amount payable under this Agreement or any Note shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not, and will not permit any of its Material Subsidiaries to:

          (a)  Liens, Etc.
               -----------

          (i) Create, assume or suffer to exist any Lien on or in respect of any of its property, assets or revenues, except:

               (1)  Permitted Liens;

               (2) Liens existing on the Effective Date and theretofore disclosed in writing to the Administrative Agent;

               (3)  Liens securing the Old Notes; and

               (4) Liens on property existing at the time of acquisition of such property by the Borrower or a Material Subsidiary, or Liens to secure the payment of all or any part of the purchase price of property upon the acquisition of such property by the Borrower or a Material Subsidiary or to secure any Debt incurred or guaranteed prior to, at the time of, or within 180 days after, the later of the date of acquisition of such property and the date such property is placed in service, for the purpose of financing all or any part of the purchase price thereof, or Liens to secure any Debt incurred or guaranteed for the purpose of financing the cost to the Borrower or a Material Subsidiary of improvements to such acquired property; provided,
                                                                --------
          however, that for purposes of this clause (4), (i) a satellite will be
          -------
          treated as a newly-acquired asset as of the date it is placed in service and (ii) any satellite transponder acquired through the exercise of an early buy-out option shall be treated as a newly-acquired asset as of the date such option is exercised.


                               Credit Agreement
                               ----------------

          (b)  Debt.  Create, incur, assume or suffer to exist any Debt other
               ----
     than:

               (i)  Debt hereunder;

              (ii)  Debt under the Old Notes, to the extent permitted hereunder;

             (iii)  Debt evidenced by the Hughes Electronics Note;

              (iv) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

               (v) Debt outstanding on the Effective Date and heretofore disclosed to the Lenders in writing;

              (vi)  Commercial Paper;

            (vii)  Subordinated Debt;

              (viii) unsecured indebtedness for borrowed money, including the offering of debt securities, in an aggregate amount not to exceed $250,000,000;

               (ix) indebtedness evidenced by deferred purchase payments and other incentive payments payable by the Borrower or any of its Subsidiaries to vendors for the purchase of satellites or satellite related assets;

              (x)  Permitted Swap Obligations;

             (xi) loans by Hughes Electronics or Subsidiaries thereof in the ordinary course of business to the Borrower up to an aggregate amount not exceeding $5,000,000 at any one time outstanding; and

            (xii) renewals, refinancing and replacements of the Debt permitted under the foregoing clauses (other than clause (ii)), without increase in the principal amount or change in any direct or contingent obligor.


                               Credit Agreement
                               ----------------

          (c)  Mergers, Restricted Investments, Etc.  Merge with or into or
               -------------------------------------
     consolidate with or into any Person except that if no Default shall have occurred and be continuing or would result therefrom, (i) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving
     ---------
     corporation) or any other Subsidiary of the Borrower and (ii) without limiting clause (i), any Material Subsidiary of the Borrower may be merged or consolidated with or into another Person so long as such Material Subsidiary is the continuing or surviving corporation, and immediately after giving effect thereto, no Default has occurred and is continuing.

          (d)  Change in Nature of Business.  Make any material change in the
               ----------------------------
     nature of the business of the Borrower and its Material Subsidiaries as carried on at the Effective Date.


          Section 5.03.  Reporting Requirements.  So long as any principal of or
                         ----------------------
interest on any Advance or any other amount payable under this Agreement or any Note shall remain unpaid or any Lender shall have any Commitment hereunder:

          (a)  Default Notice.  The Borrower will furnish to the Administrative
               --------------
     Agent, as soon as possible and in any event within five Business Days after the Borrower knows of the occurrence of a Default, a statement of a senior financial officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

          (b)  Quarterly Financial.  As soon as available and in any event
               -------------------
     within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, the Borrower will furnish to the Administrative Agent, with sufficient copies for each Lender, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated statements of operations and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year in reasonable detail and duly certified (subject to year-end audit adjustments) by a senior financial officer of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said officer in substantially the form of Exhibit D (A) stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, setting forth a statement as to the nature thereof and the action that the Borrower has



                               Credit Agreement
                               ----------------
     taken and proposes to take with respect thereto and (B) stating that since the last fiscal quarter, there has been no Material Adverse Change and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Section 5.04 and, commencing in the first quarter of the year 2001, showing the calculations of Excess Cash Flow (as defined in the Subordination and Amendment Agreement) for such quarter.

          (c)  Annual Financial.  As soon as available and in any event within
               ----------------
     120 days after the end of each fiscal year of the Borrower, the Borrower will furnish to the Administrative Agent, with sufficient copies for each Lender, the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and accompanied by an unqualified opinion thereon of Deloitte & Touche or other independent public accountants of nationally recognized standing.

          (d)  Litigation.  Promptly after the commencement thereof, the
               ----------
     Borrower will furnish to the Administrative Agent notice of any action, suit, litigation or proceeding of the kind described in Section 4.01(g).

          (e)  Public Filings.  The Borrower shall, promptly upon their becoming
               --------------
     available, deliver to the Administrative Agent and each Lender copies of any and all registration statements and regular periodic reports that the Borrower shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange.

          (f)  Other Information.  The Borrower shall promptly furnish to the
               -----------------
     Lenders through the Administrative Agent such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may from time to time reasonably request.

          Section 5.04.  Financial Covenants.  So long as any principal of or
                         -------------------
interest on any Advance or any other amount payable under this Agreement or any Note shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will:

          (a)  Leverage Ratio.  Cause the Leverage Ratio as of
               --------------

                               Credit Agreement
                               ----------------
     the last day of each fiscal quarter of the Borrower to be not greater than
     3.0 to 1.0.

          (b)  Interest Coverage Ratio.  Cause the Interest Coverage Ratio for
               -----------------------
     each Rolling Period to be at least equal to (i) for each Rolling Period to and including the Rolling Period ending in December, 1998, 5.0 to 1.0; (ii) for each Rolling Period ending in 1999, 5.5 to 1.0; and (iii) for each Rolling Period thereafter, 6.0 to 1.0.


                                   ARTICLE VI

                               EVENTS OF DEFAULT

          Section 6.01.  Events of Default.  If any of the following events
                         -----------------
("Events of Default") shall occur and be continuing:
-------------------

          (a) the Borrower (i) shall fail to pay when due any principal of any Advance or (ii) shall fail for three Business Days to pay when due any interest on any Advance or any other amount payable by it under any Loan Document; or

          (b) any representation or warranty made by the Borrower under or in connection with any Loan Document, or any representation or warranty by Hughes Electronics in the Subordination and Amendment Agreement, shall prove to have been incorrect in any material respect; or

          (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.13, Section 5.02, or clause (a) of
     Section 5.03, or Section 5.04, or Hughes Electronics shall fail to perform any term, covenant or agreement in the Subordination and Amendment Agreement if such failure by Hughes Electronics shall remain unremedied for a period of 10 days after notice thereof from the Administrative Agent or any Lender (through the Administrative Agent); or

          (d) the Borrower shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender (through the Administrative Agent); or

          (e) the Borrower or any of its Material Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any other Debt of the Borrower or such Material Subsidiary (as the case may be) having an aggregate principal amount of at least

                               Credit Agreement
                               ----------------

     $25,000,000 ("Material Debt"), when the same becomes due and payable
                   -------------
     (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any Material Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of Material Debt or otherwise to cause, or to permit the holder or holders (or an agent or trustee on its or their behalf) thereof to cause, such Material Debt to become due in advance of its scheduled maturity; or

          (f) the Borrower or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or the Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          (g) any judgment or order for the payment of money in excess of $25,000,000 shall be rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, unless such judgment or order shall have been vacated, satisfied or dismissed or bonded pending appeal; or

          (h)  a Change in Control shall occur; or

                               Credit Agreement
                               ----------------

          (i) there shall occur a "reportable event" within the meaning of
     Section 4043 of ERISA with respect to any Plan of the Borrower or any of its ERISA Affiliates; any fact or circumstance (including without limitation an ERISA Event), which results in, or which the Required Lenders determine in good faith could reasonably be expected to result in, the termination of any Plan of the Borrower, any of its Subsidiaries or an ERISA Affiliate by the PBGC or the appointment by an appropriate United States District Court of a trustee to administer any such Plan, shall occur and shall continue for 30 days after written notice of such determination shall have been given to Borrower or any of its Subsidiaries by the Administrative Agent, or a trustee shall be appointed by the appropriate United States District Court to administer any Plan of the Borrower or any of its Subsidiaries, or the PBGC shall institute proceedings to terminate any Plan of the Borrower or any of its Subsidiaries or to appoint a trustee to administer any such Plan and, upon the occurrence of any of the foregoing, the aggregate amount of the unfunded vested liability for the benefits guaranteed by the PBGC under all such Plans and the present value of any Withdrawal Liability which remains unpaid is reasonably estimated to be in excess of $75,000,000 and such liability is not covered by insurance;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Advances and the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Advances and the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, that in the event of an actual or deemed entry
                        --------
of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances shall automatically be terminated and (y) the Advances and the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                               Credit Agreement
                               ----------------

                                  ARTICLE VII

                            THE ADMINISTRATIVE AGENT

          Section 7.01.  Authorization and Action.  Each Lender hereby appoints
                         ------------------------
and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents, including, without limitation, enforcement or collection of the Notes, the Administrative Agent shall not be required to exercise any discretion or take any action, and shall not be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) except upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of the Notes; provided, that the Administrative
                                               --------
Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. The Administrative Agent is irrevocably authorized to enter into the Subordination and Amendment Agreement.

          Section 7.02.  Administrative Agent's Reliance, Etc.  Neither the
                         -------------------------------------
Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07;
(ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by them in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any of them for any statements, warranties or representations made in or in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of the Borrower or to inspect the property (including

                               Credit Agreement
                               ----------------
the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          Section 7.03.  CUSA and Affiliates.  With respect to its Commitment,
                         -------------------
the Advances made by it and the Notes issued to it, CUSA shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include CUSA in its individual capacity. CUSA and its Affiliates may accept deposits from, lend money to, act as trustee under indentures for, accept investment banking engagements from and generally engage in any kind of business with, the Borrower, any of its Subsidiaries, any of its Affiliates and any Person who may do business with or own securities of the Borrower or any such Subsidiary or Affiliate, all as if CUSA were not the Administrative Agent and without any duty to account therefor to the Lenders.

          Section 7.04.  Lender Credit Decision.  Each Lender acknowledges that
                         ----------------------
it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          Section 7.05.  Indemnification.  The Lenders agree to indemnify the
                         ---------------
Administrative Agent (to the extent not promptly reimbursed by the Borrower), ratably according to the principal amounts of the Notes then held by each of them (or if no Advances are at the time outstanding, ratably according to the amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any of them in any way relating to or arising out of the Loan Documents or any action taken or omitted by any of them under the Loan Documents; provided, that no Lender shall be liable for any
                          --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or

                               Credit Agreement
                               ----------------
disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under Section 8.04 of this Agreement to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower.

          Section 7.06.  Successor Administrative Agent.  The Administrative
                         ------------------------------
Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint (subject, so long as no Default has occurred and is continuing, to the consent of the Borrower, which consent shall not be unreasonably withheld) a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the Administrative Agent, as the case may be, then the retiring Administrative Agent may, on behalf of the Lenders, appoint (subject, so long as no Default has occurred and is continuing, to the consent of the Borrower, which consent shall not be unreasonably withheld) a successor Administrative Agent, which shall be an Initial Lender or a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, as the case may be, and such retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall inure to the benefit of the Administrative Agent as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                               Credit Agreement
                               ----------------

                                  ARTICLE VIII

                                 MISCELLANEOUS

          Section 8.01.  Amendments, Consents, Etc.  No amendment or waiver of
                         --------------------------
any provision of this Agreement or the other Loan Documents, nor any consent to any departure by the Borrower from any provision of this Agreement or the other Loan Documents, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that (i) no amendment, waiver or consent shall,
                 --------
unless in writing and signed by all the Lenders, do any of the following: (1) waive any of the conditions specified in Section 3.01, (2) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number or percentage of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (3) amend this Section 8.01, (4) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (5) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder or (6) modify the Subordination and Amendment Agreement, and (ii) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that would be adversely affected by such amendment, waiver or consent, increase the Commitment of such Lender or subject such Lender to any additional obligations; and provided, further, that no amendment, waiver or consent shall,
                 --------  -------
unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement, any Note or any other Loan Document. This Agreement, the other Loan Documents and each confidentiality agreement entered into in connection herewith constitute the entire agreement of the parties with respect to the subject matter hereof and thereof.

          Section 8.02.  Notices, Etc.  All notices and other communications
                         -------------
provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered:

          (a) if to the Borrower, at One Pickwick Plaza, Greenwich, CT 06830, Attention Kenneth N. Heintz, telephone number (203) 622-6664, telecopier number (203) 622-9163, with a copy to James W. Cuminale, Senior Vice President & General Counsel at the same address and a copy to David Wilf, Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, NY, telephone number (212) 408-5440, telecopier number (212) 541-5369;

                               Credit Agreement
                               ----------------

          (b) if to any Initial Lender, at its Domestic Lending Office specified opposite its name on the signature pages hereof;

          (c) if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender;

          (d) if to the Administrative Agent, at its address at 2 Penns Way, Suite 200, New Castle, Delaware 19720, Attention: Brian Maxwell, telephone number 302-894-6023, telecopier number 302-894-6120; with copies to Mr. Walter Larsen, 725 South Figueroa Street, 5th Floor, Los Angeles, CA 90018, telephone number 213-239-1501, telecopier number 213-623-3592;

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed or telecopied, be effective when deposited in the mails or transmitted by telecopier, respectively, except that notices and communications to the Administrative Agent pursuant to Article II or III shall not be effective until received by the Administrative Agent.

          Section 8.03.  No Waiver; Remedies.  No failure on the part of any
                         -------------------
Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                               Credit Agreement
                               ----------------

          Section 8.04.  Costs, Expenses and Indemnification.
                         -----------------------------------

          (a) The Borrower agrees to pay on demand (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents including, without limitation, the reasonable and documented fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Administrative Agent, whether or not any of the transactions contemplated by this Agreement are consummated, and the reasonable and documented fees and expenses of counsel for the Administrative Agent, with respect to advising the Administrative Agent as to its rights and responsibilities, or the protection or preservation of rights or interests, under the Loan Documents, and (ii) all documented costs and expenses of the Administrative Agent and the Lenders in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto).

          (b) The Borrower agrees to indemnify and hold harmless the Administrative Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents, advisors and representatives (each, an "Indemnified Party") from and against any and all claims, damages, losses,
------------------
liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party (other than a claim by a Lender against another Lender or the Administrative Agent or by the Administrative Agent against a Lender), in each case arising out of the entering into and performance of the Loan Documents, the preparation for a defense of, any investigation, litigation or proceeding arising therefrom or any of the other transactions contemplated hereby or thereby, in each case whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby or thereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's negligence or willful misconduct. The Borrower also agrees that the Administrative Agent, the Lenders, their Affiliates and their respective directors, officers, employees, attorneys, agents or representatives shall have no liability on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the transactions

                               Credit Agreement
                               ----------------
contemplated herein or in any other Loan Document or the actual or proposed use of the proceeds of the Advances.

          (c) If for any reason any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of an Interest Period for such Advance, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may incur as a result of such payment, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Advance. A certificate of such Lender setting forth in reasonable detail the amount to which such Lender is then entitled under this clause (c) shall be conclusive and binding on the Borrower in the absence of manifest error.

          (d) The Borrower agrees to pay to each Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or the equivalent), additional interest on the unpaid principal amount of each Eurodollar Rate Advance, from the date of such Eurodollar Rate Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the then current Interest Period for such Eurodollar Rate Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar
                                                            -----
Rate Reserve Percentage for such Interest Period, payable on each date on which interest is payable on such Eurodollar Rate Advance. A certificate of such Lender setting forth in reasonable detail the amount to which such Lender is then entitled under this clause (d) shall be conclusive and binding on the Borrower in the absence of manifest error.

          (e) If the Borrower fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of the Borrower by the Administrative Agent or any Lender, in its sole discretion.

          Section 8.05.  Right of Setoff.  Upon (a) the occurrence and during
                         ---------------
the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and

                               Credit Agreement
                               ----------------
from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such setoff and application; provided, that the failure to
                                                --------
give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender may have.

          Section 8.06.  Governing Law; Submission to Jurisdiction.  This
                         -----------------------------------------
Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and hereby irrevocably appoints CT Corporation System having offices on the date hereof at 1633 Broadway, New York, New York 10019 as its true and lawful attorney-in-fact in its name, place and stead to accept such service of process. The Borrower irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          Section 8.07.  Assignments and Participations.
                         ------------------------------

          (a) Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, that:
                                   --------

          (i) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an Approved Lender Affiliate or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser

                               Credit Agreement
                               ----------------
     of (x) such Lender's Commitment hereunder and (y) $5,000,000 or an integral multiple of $1,000,000 in excess thereof (except as otherwise agreed by the Borrower and the Administrative Agent),

         (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an Approved Lender Affiliate, each such assignment shall be made only upon the prior written approval of the Borrower and the Administrative Agent, such approvals not to be unreasonably withheld or delayed,

        (iii)  each such assignment shall be to an Eligible Assignee,

         (iv) each such assignment by a Lender of its Advances, Commitment or Note shall be made in such manner so that the same portion of its Advances, Commitment and Note is assigned to the respective assignee, and

          (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with

                               Credit Agreement
                               ----------------
respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; (vii) such assignee agrees to comply with its obligations under Section 2.11(e); and (viii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding
      --------
for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. No assignment shall be effective until it is recorded in the Register pursuant to this Section 8.07(c). The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form prescribed herein, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for

                               Credit Agreement
                               ----------------
the surrendered Note or Notes a new Note or Notes to the order of such assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment, a new Note or Notes to the order of the assigning Lender in an amount equal to the portion so retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A.

          (e) Each Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, that (i) such Lender's obligations under this
                   --------
Agreement (including, without limitation, its Commitment) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

          (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided, that, prior to any such disclosure, the
                              --------
assignee or participant or proposed assignee or participant shall agree in writing to preserve the confidentiality of any confidential information received by it from such Lender in form and substance reasonably satisfactory to the Borrower.

          (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in

                               Credit Agreement
                               ----------------
accordance with Regulation A.

          (h) Anything in this Section 8.07 to the contrary notwithstanding, neither the Borrower nor any of its Subsidiaries or Affiliates may acquire (whether by assignment, participation or otherwise), and no Lender shall assign or participate to the Borrower or any of its Subsidiaries or Affiliates, any interest in any Commitment, Advance or other amount owing hereunder without the prior consent of each Lender.

          Section 8.08.  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          Section 8.09.  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE
                         --------------------
ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          Section 8.10.  Survival.  The obligations of the Borrower under
                         --------
Sections 2.09, 2.11 and 8.04, and the obligations of the Lenders under Section 7.05, shall survive the repayment of the Advances and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any extension of credit hereunder, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

          Section 8.11.  Captions.  The table of contents and captions and
                         --------
section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          Section 8.12.  Successors and Assigns.  This Agreement shall be
                         ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, that the Borrower may not assign any
                                  --------
of its rights or

                               Credit Agreement
                               ----------------
obligations hereunder or under the other Loan Documents without the prior consent of all of the Lenders and the Administrative Agent.

                               Credit Agreement
                               ----------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              BORROWER
                              --------

                              PANAMSAT CORPORATION



                              By /s/ Lourdes Saralegui
                                 -------------------------
                                 Title:

                               Credit Agreement
                               ----------------

                              ADMINISTRATIVE AGENT
                              --------------------

                              CITICORP USA, INC.



                              By   [Signature Illegible]
                                 ----------------------------
                                 Title: Attorney-in-Fact



                              CO-DOCUMENTATION AGENTS
                              -----------------------


                              BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION



                              By   [Signature Illegible]
                                 ----------------------------
                                 Title: Vice President


                              MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK



                              By /s/ Douglas Maher
                                 ---------------------------
                                 Title:  Vice President


                               Credit Agreement
                               ----------------

                              LENDERS
                              -------
Commitment
----------
$50,000,000                   CITICORP USA, INC.



                              By   [Signature Illegible]
                                 ----------------------------
                                 Title:  Attorney-in-Fact

                              Eurodollar Lending Office:

                                399 Park Avenue
                                New York, New York  10043

                              Domestic Lending Office:

                                399 Park Avenue
                                New York, New York  10043

                                Attention: Brian Maxwell
                                Facsimile: 302-894-6120


                               Credit Agreement
                               ----------------

Commitment
----------
$45,000,000                   BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION



                              By   [Signature Illegible]
                                 -----------------------------
                                 Title:  Vice President


                              Eurodollar Lending Office:

                              GPO-Domestic Account Administration
                                #5693
                              1850 Gateway Blvd., 3rd Floor
                              Concord, California  94520

                              Domestic Lending Office:

                              GPO-Domestic Account Administration
                                #5693
                              1850 Gateway Blvd., 3rd Floor
                              Concord, California  94520

                              Attention: Donna Cowan
                              Facsimile: 510-603-8209


                               Credit Agreement
                               ----------------

Commitment
----------
$45,000,000                   MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK



                              By /s/ Douglas Maher
                                 ---------------------------
                                 Title:   Vice President


                              Eurodollar Lending Office:

                              Nassau Bahamas Office
                              c/o J.P. Morgan Services Inc.
                              500 Stanton Christiana Road
                              Newark, Delaware  19715


                              Domestic Lending Office:

                              60 Wall Street
                              New York, New York  10260-0060

                              Attention: Bob Osieski
                              Facsimile: 212-648-5018


                               Credit Agreement
                               ----------------

Commitment
----------
$30,000,000                   THE CHASE MANHATTAN BANK



                              By /s/ Richard C. Smith
                                 --------------------------
                                 Title: Vice President


                              Eurodollar Lending Office:

                              1 Chase Manhattan Plaza
                              New York, New York  10017

                              Domestic Lending Office:

                              1 Chase Manhattan Plaza
                              New York, New York  10017

                              Attention: May Fong
                              Facsimile: 212-552-5650


                               Credit Agreement
                               ----------------

Commitment
----------
$30,000,000                   CREDIT SUISSE FIRST BOSTON



                              By /s/ Mark A. Sampson
                                 ----------------------------
                                 Title: Vice President


                              By /s/ Thomas G. Muoio
                                 ----------------------------
                                 Title: Vice President


                              Eurodollar Lending Office:

                              11 Madison Avenue, 20th Floor
                              New York, New York  10010

                              Domestic Lending Office:

                              11 Madison Avenue, 20th Floor
                              New York, New York  10010

                              Attention: Jenaro Sarasola
                              Facsimile: 212-325-6508/6509



                               Credit Agreement
                               ----------------

Commitment
----------
$30,000,000                   THE FIRST NATIONAL BANK OF CHICAGO



                              By /s/ Mark A. Isley
                                 -----------------------------
                                 Title: First Vice President


                              Eurodollar Lending Office:

                              One First National Plaza
                              Chicago, Illinois  60670

                              Domestic Lending Office:

                              One First National Plaza
                              Chicago, Illinois  60670

                              Attention: Sharon Bosch
                              Facsimile: 312-732-4840



                               Credit Agreement
                               ----------------

Commitment
----------
$30,000,000                   NATIONSBANK OF TEXAS, N.A.



                              By /s/ Pamela S. Kurtzman
                                 -----------------------------
                                 Title: Vice President


                              Eurodollar Lending Office:

                              901 Main Street
                              14th Floor
                              Dallas, Texas  75202

                              Domestic Lending Office:

                              901 Main Street
                              14th Floor
                              Dallas, Texas  75202

                              Attention: Geri Evans
                              Facsimile: 214-508-2020


                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   BANCA COMMERCIALE ITALIANA
                              LOS ANGELES FOREIGN BRANCH



                              By /s/ E. Bombieri
                                 ------------------------------
                                 Title: V.P. & Manager


                              By /s/  J. Wityak
                                 ------------------------------
                                 Title: V.P.


                              Eurodollar Lending Office:

                              555 South Flower Street, Suite 4300
                              Los Angeles, California  90071

                              Domestic Lending Office:

                              555 South Flower Street, Suite 4300
                              Los Angeles, California  90071

                              Attention: Mr. Elias Afram
                              Facsimile: 213-624-0457




                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   THE BANK OF NEW YORK



                              By   [Signature Illegible]
                                 --------------------------------
                                 Title: Assistant Vice President


                              Eurodollar Lending Office:

                              1 Wall Street
                              New York, New York  10286

                              Domestic Lending Office:

                              1 Wall Street
                              New York, New York  10286

                              Attention: Pilar Kinzie
                              Facsimile: 212-635-8679


                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   BANQUE NATIONALE DE PARIS



                              By   [Signature Illegible]
                                 -------------------------------
                                 Title:  Vice President


                              By   [Signature Illegible]
                                 -------------------------------
                                 Title: Vice President


                              Eurodollar Lending Office:

                              725 South Figueroa Street
                              Suite 2090
                              Los Angeles, California  90017


                              Domestic Lending Office:

                              725 South Figueroa Street
                              Suite 2090
                              Los Angeles, California  90017

                              Attention: Treasury Department
                              Facsimile: 415-989-9041


                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   BARCLAYS BANK PLC



                              By /s/ R.P. Smithies
                                 ----------------------------
                                 Title:  Director


                              Eurodollar Lending Office:

                              75 Wall Street, 12th Floor
                              New York, New York  10265

                              Domestic Lending Office:

                              75 Wall Street, 12th Floor
                              New York, New York  10265

                              Attention: Judy Kwang
                              Facsimile: 212-412-5307/5308

                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   BAYERISCHE LANDESBANK GIROZENTRALE,
                                CAYMAN ISLANDS BRANCH



                              By /s/ Thomas von Kistowsky
                                 -------------------------------
                                 Title: Senior Vice President


                              By /s/ Sean O'Sullivan
                                 -------------------------------
                                 Title: Vice President


                              Eurodollar Lending Office:

                              560 Lexington Avenue
                              New York, New York  10022

                              Domestic Lending Office:

                              50 Lexington Avenue
                              New York, New York  10022

                              Attention: Patricia Sanchez
                              Facsimile: 212-310-9930



                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   ING LEASE (IRELAND) B.V.


                              By   [Signature Illegible]
                                 -------------------------------
                                 Title:


                              By /s/ Leo Hellings
                                 -------------------------------
                                 Title: Senior Vice President

                              Eurodollar Lending Office:

                              49 St. Stephens Green
                              Dublin 2, Ireland

                              Attention: Ruth Keernan
                              Facsimile: 011-353-1-662-2240

                              Domestic Lending Office:

                              N/A

                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   ISTITUTO BANCARIO SAN PAOLO DI
                                    TORINO SpA



                              By   [Signature Illegible]
                                 -------------------------------
                                 Title: First Vice President


                              By   [Signature Illegible]
                                 -------------------------------
                                 Title: Vice President


                              Eurodollar Lending Office:

                              245 Park Avenue
                              New York, New York  10167

                              Domestic Lending Office:

                              245 Park Avenue
                              New York, New York  10167

                              Attention: Carmela Romanello-
                                           Schaden
                              Facsimile: 212-599-5303


                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   THE LONG TERM CREDIT BANK OF JAPAN,
                                    LTD.



                              By /s/ T. Morgan Edwards II
                                 --------------------------------
                                 Title: Deputy General Manager


                              Eurodollar Lending Office:

                              350 South Grand Avenue
                              Suite 3000
                              Los Angeles, California  90071

                              Domestic Lending Office:

                              350 South Grand Avenue
                              Suite 3000
                              Los Angeles, California  90071

                              Attention: Winnie Dutt
                              Facsimile: 213-626-1067


                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   MELLON BANK, N.A.



                              By /s/ Susan A. Dalton
                                 ----------------------------
                                 Title: Vice President


                              Eurodollar Lending Office:

                              Three Mellon Bank Center
                              Room 2304
                              Pittsburgh, Pennsylvania  15254

                              Domestic Lending Office:

                              Three Mellon Bank Center
                              Room 2304
                              Pittsburgh, Pennsylvania  15254

                              Attention: Darie Gardell
                              Facsimile: 412-236-2027


                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   UNION BANK OF CALIFORNIA, N.A.



                              By   [Signature Illegible]
                                 ----------------------------
                                 Title: Vice President


                              Eurodollar Lending Office:

                              445 South Figueroa Street
                              16th Floor
                              Los Angeles, California  90071

                              Domestic Lending Office:

                              445 South Figueroa Street
                              16th Floor
                              Los Angeles, California  90071

                              Attention: S. Jason Kim
                              Facsimile: 213-236-7636


                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   UNION BANK OF SWITZERLAND,
                                    NEW YORK BRANCH



                              By /s/ Robert H. Riley III
                                 ------------------------------
                                 Title:   Managing Director



                              By /s/ David G. Dickinson, Jr.
                                 ------------------------------
                                 Title:  Assistant Vice President


                              Eurodollar Lending Office:

                              299 Park Avenue
                              New York, New York  10171

                              Domestic Lending Office:

                              299 Park Avenue
                              New York, New York  10171

                              Attention: Mike Petersen
                              Facsimile: 212-821-3259

                               Credit Agreement
                               ----------------

Commitment
----------
$20,000,000                   WESTDEUTSCHE LANDESBANK



                              By /s/ Salvatore Battinelli
                                 ------------------------------
                                 Title: Vice President


                              By /s/ Elisabeth R. Wilds
                                 ------------------------------
                                 Title: Associate


                              Eurodollar Lending Office:

                              1211 Avenue of the Americas
                              New York, New York  10036


                              Domestic Lending Office:

                              1211 Avenue of the Americas
                              New York, New York  10036

                              Attention: Cheryl Y. Wilson
                              Facsimile: 212-302-7946




                               Credit Agreement
                               ----------------

     The following Schedules and Exhibits have been omitted:


                                 SCHEDULES
                                 ---------

SCHEDULE 4.01(b)      Subsidiaries
SCHEDULE 4.01(g)      Litigation
SCHEDULE 4.01(m)      Existing Debt

                                 EXHIBITS
                                 --------

EXHIBIT A             Form of Note
EXHIBIT B             Form of Notice of Borrowing
EXHIBIT C             Form of Assignment and Acceptance
EXHIBIT D             Form of Compliance Certificate
EXHIBIT E             Form of Subordination and Amendment
                        Agreement
EXHIBIT F             Form of Opinion of General Counsel of the
                        Borrower
EXHIBIT G             Form of Opinion of Special New York Counsel
                        to the Borrower
EXHIBIT H             Form of Opinion of Assistant General
                        Counsel of Hughes Electronics
EXHIBIT I             Form of Opinion of Special New York Counsel
                        to the Administrative Agent